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                                                                   Exhibit 10.40
                   Sub Contractor and Development Agreement

     THIS SUB CONTRACTOR AND DEVELOPMENT AGREEMENT (this "Agreement") is made and entered into this 2 day of November, 2000 by and between Constellation 3D Inc., with offices at230 Park Avenue, Suite 453, New York, USA (hereinafter "the Company") and Collin Smith International Inc., a duly registered company with its offices at 13 Lopatina St., Suite 53, 603136 Nizhniy Novogorod, Russia (hereinafter "Developer"):

                                   WITNESSETH:

WHEREAS, The Company desires to obtain professional workers and to engage Developer and certain workers, named and approved in advance and in writing by the Company, pursuant to one or more Work Statements to develop, create, test, and deliver certain products and developments as works made for hire, and Developer is interested in accepting such engagements, subject to the parties further agreement on the scope and the terms of each such Work Statement; and

WHEREAS, The Company and Developer mutually desire to set forth in this agreement certain terms applicable to all such engagements;

NOW, THEREFORE, The Company and Developer, intending to be legally bound, hereby agree as follows:

1. Issuance of Work Statement
   --------------------------

The initial Work Statements agreed to by the parties is set forth as Exhibit A
                                                                     ---------
("the Initial Work Statement") to this Agreement. Additional Work Statements, regardless of whether they relate to the same subject matter as the Initial Work Statement, shall become effective upon execution by authorized representatives of both parties.

2. Definitions
   -----------
When used in this Agreement and in my work statement issued hereunder, the capitalized terms listed in this Section 1 shall have the following meanings:

Deliverables - shall mean all the work product of the development services
------------
performed by the Developer, and without derogating from the generality of the above, any hardware, software, Documentation and other materials and /or any part thereof developed for or delivered to The Company by Developer under this Agreement and under any Work Statement issued hereunder.

Derivative Work--shall mean a work that is based upon one or more preexisting
---------------
works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, and that, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work and
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                                       2

shall mean either software or hardware works.

Documentation - shall mean any documents, information, directions, explanations,
-------------
or material, concerning and/or relating to the Deliverables, including materials useful for design (e.g., logic manuals, specifications, flow charts, and principles of operation). Documentation shall include any maintenance Modifications or Basic Enhancements thereto when added to the Documentation in connection with a Work Statements issued hereunder.

Enhancements -- shall mean changes or additions, other than Maintenance
------------
Modifications, to the Deliverables, including all new releases, that improve the functions, add new functions, or significantly improve performance by changes in system or coding.

Error - shall mean any error , problem, or defect resulting from (1) an
-----
incorrect functioning of the Deliverables, or   (2) an incorrect or incomplete
statement of diagram in Documentation, if such an error, problem, or defect renders the Deliverables inoperable, causes the Deliverable to fail to meet the specifications thereof, causes the Deliverables to be inaccurate or incomplete in any material respect, causes incorrect results, or causes incorrect functions to occur when any such materials are used.

Maintenance Modifications -- shall mean any modifications or revisions, other
-------------------------
than Enhancements, to Deliverables (including Documentation) that correct Errors, or provide other incidental updates and corrections.

Work Statement - shall mean a purchase offer of The Company, a proposal of
--------------
Developer, or another written instrument that meets the following requirements:

Includes substantially the following statement:  "This is a Work Statement under a certain Development Agreement dated............"
Is signed on behalf of both parties by their authorized representatives

Contains the following mandatory items:
Description and/or specifications of the services to be performed and the Deliverables to be delivered to The Company
The amount, method of calculation, schedule, and method of payment
The time schedule for performance and for delivery of the Deliverables Completion and acceptance criteria for the Deliverables
In addition, when applicable, the Work Statement may include:
Provisions for written and/or oral progress reports by the Developer
Detailed function and technical specifications and standards for all services and Deliverables,
Including quality standards
Documentation standards
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                                       3

Lists of any special equipment to be procured by Developer or provided by The Company for use in performance of the work
Test plans and scripts
Such other terms and conditions as may be mutually agreeable between parties.

3. Changes
   -------

Changes with respect to this Agreement, in the Initial Work Statement, any other Work Statement or in any of the Specifications or Deliverables under any Work Statement shall become effective only when a written change request is executed by authorized representatives of both parties. Developer may not decline to accept any change requests that reduce the cost of performance, provided that an equitable adjustment in compensation is made for the out-of-pocket costs of any performance or preparation already undertaken. Developer further may not decline any change requests that increase the cost or magnitude of performance, provided that the changes are reasonable in scope and a commensurate increase in compensation is fixed.

4. Notice of Delay
   ---------------

Developer agrees to notify The Company promptly of any factor, occurrence, or event coming to its attention that may affect Developer's ability to meet the requirements of any Work Statement issued under this Agreement, or that is likely to occasion any material delay in delivery of Deliverables. Such notice shall be given in the event of any loss or reassignment of key employees, threat of strike, or major equipment failure.

5. Compensation
   ------------

Amounts and modes of payment for all services to be performed and Deliverables shall be set forth in each Work Statement. The services may be provided either on a basis of "cost plus", namely the Work Statement shall provide that the payment shall be based on the actual costs of the employees and materials of the Developer, as can be shown in the records of the Developer and a fixed commission at the rate to be set to be added to the said costs, or at a fixed price, to be set between the parties.

The compensation for the work to be performed as per the Work Statement appearing in Exhibit A is defined in Exhibit B.

6. Invoicing
   ---------

Developer shall submit invoices to The Company for repayment for work and/or Deliverables at such time or times as payment becomes due under each Work Statement. Invoices shall be addressed to the Company, and shall be submitted no more frequently than monthly for charges due or accruing in each calendar month. All invoices shall specifically refer to the Work Statement to which they relate. Whenever an invoice shall specifically refer to the Work Statement to which they relate. Whenever an invoice includes charges for time and materials, the invoice shall indicate the names, skill levels, and hours of the employees performing the work. Each invoice shall separately set forth travel expenses, if any,
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                                       4

authorized by The Company for reimbursement. Supporting documentation (e.g., receipts for air travel, hotels, and rental cars) called for by The Company's standard reimbursement policies shall accompany any such invoice. Any extraneous terms a Developer's invoices shall be void and of no effect.

7.  Records and Audit
    -----------------

Developer shall maintain complete and accurate accounting records in accordance with sound accounting practices to substantiate Developer's charges under each Work Statement and on each invoice. Such records shall include payroll records, job cards, attendance cards, and job completion of the pertinent work.
Developer shall preserve such records for a period of at least two years after completion of the pertinent work. The Company shall have access to such records for purposes of audit, either through its own representatives or through an accounting firm selected and paid for by The Company. Any such Developer's records shall be conducted at reasonable times during business hours and no more than twice annually.

8.  Expenses
    --------

Except as expressly agreed otherwise by The Company in a Work Statement, Developer shall bear all of its own expenses arising from its performance of its obligations under this Agreement and each Work Statement issued hereunder, including , without limitation, expanses for facilities, work spaces, utilities, management, clerical and reproduction services, supplies and the like and tax expenses.

9.  Reports
    -------

9.1 Monthly Reports    Developer agrees to provide The Company at least monthly
    ---------------
with a written report of the progress of the work required under each Work Statement issued hereunder, any anticipated problems (resolved or unresolved), and any indication of delay in fixed or tentative schedule.

9.2 Bi-Monthly Reports    Approximately once every 2 months or earlier if so
    ------------------
requested by the Company, the parties shall meet at the Company's or Developer's premises, as shall be agreed upon in each Work Statement issued hereunder, for a progress presentation, during which Developer shall describe the status of the work required under each Work Statement issued hereunder. Such presentation shall provide projections of the time of contemplation, and the status of the Developer's services and Deliverables, and shall address any problems that have come to Developer's attention and Developer's views as to how such problems may be resolved.

9.3 Site Visits Developer shall, from time to time and upon reasonable notice,
    -----------
allow access to its premises by The Company for the purposes of design review, "walkthroughs," and discussions between The Company and Developer concerning the status and conduct of work being performed under any Work Statements issued hereunder.
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                                       5.

10.  Delivery and Acceptance
     -----------------------

Developer shall deliver all Deliverables upon completion, to The Company for testing and acceptance. Developer shall memorialize such delivery in a Delivery Confirmation that sets forth the nature and condition of the Deliverables, the medium of delivery, and the date of their delivery. The Company shall countersign such Delivery Confirmation so as to indicate its receipt of the contents described therein. Unless a different procedure for testing and acceptance is set forth in a Work Statement, The Company shall commence acceptance testing following its receipt of the Deliverables.

Upon completion of such testing, The Company shall issue to Developer notice of acceptance or rejection of the Deliverables.

In the case of successful completion of acceptance testing Acceptance Date shall be the date that the Deliverables satisfactorily complete all of the acceptance testing.

In the event of rejection, The Company shall give its reasons for rejections to Developer in reasonable detail. Developer shall use all reasonable effort to correct any deficiencies or nonconformity and resubmit the rejected items as promptly as possible; provided however that if the Deliverables are not accepted hereunder within 120 days after first delivery, as aforesaid, The Company shall have the right and option, following 30 days advance notice to Developer
(during which period Developer shall have the right to cure by full performance of its own obligations hereunder), to declare Developer to be in default hereunder, terminate this Agreement, and receive a refund of all sums to be paid to Developer.

11.  Maintenance and Support
     -----------------------
Developer shall provide The Company with Maintenance and support of deliverable, as shall be expressly defined in each Work Statements issued hereunder.

12.  Ownership of Rights
     -------------------

12.1 Ownership of Work Product by the Company.  All Deliverables shall be owned
     ----------------------------------------
solely and exclusively by The Company and shall be considered work made for hire by Developer for The Company. The Company shall own all local and foreign copyrights, including United States, Russia and international copyrights, trade secret rights, and patent rights in the Deliverables. The Developer undertakes that any employee of it and/or subcontractor that shall be employed by it and that shall have any access to the Works according to this agreement, shall execute a confidentiality and non-competition agreement in the form attached hereto as Exhibit C or as otherwise satisfactory to the Company and shall
          ---------
further undertake that any such employee and/or subcontractor shall execute a undertaking to assign intellectual property, including any Invention developed by him and/or through his efforts and/or through his assistance to the Company for no consideration , in a form satisfactory to the Company. The Developer undertakes that no employee of it, including a sub-contractor, shall provide any services according to this Agreement, prior to

                                       6.

him executing the said confidentiality and non competition agreement and the undertaking for the assignment of intellectual property as aforesaid.

12.2  Vesting of Rights  Developer agrees to transfer and assign, and upon
      -----------------
creation of each Deliverable automatically transfers and assigns, without additional consideration, to The Company, its successors and assignees, ownership title and interest in and to all United States and international copyrights, trade secret rights, and patent rights in each and every Deliverable, insofar as any such Deliverable, by operation of the law, may not be considered work made for hire by Developer from The Company, From time to time upon The Company's request, Developer and/or its personnel shall confirm such assignment by execution and delivery of such assignments, confirmations or assignment, or other written instruments as The Company may request in order to perfect , register and/or enforce any such rights. The Company and its successors and assigns, shall have the right to obtain and hold in its or their own name(s) all copyright, trade secret and patent registrations and other evidence of rights that may be available for Deliverables.

12.3  Copyright Notices Developer will affix the following copyright notice to
      -----------------
all Deliverables: "Copyright   2000----- by _________." Said notice will be
affixed an all Deliverables, and also will be programmed into all version of software that are part of the Deliverables, if the Deliverables shall be combined with any software, so that it will appear at the beginning of all visual displays of the said software.

12.4  Preexisting Works. It is agreed that Developer shall not claim that any
      -----------------
Deliverable constitutes a Derivative Work of any preexisting work that it may have any rights to.

13.   Inventions
      ----------

13.1  Inventions Defined. An "Invention" shall mean any idea, design, concept,
      ------------------
technique, invention, discovery, or improvement, regardless of patentability, made solely or jointly by Developer and/or Developer's employees, or jointly by Developer and/or Developer's employees with one or more employees of The Company, during the term of this Agreement and in performance with any work under any Work Statement issued hereunder, provided that either the conception or reduction to practice thereof occurs during the term of this Agreement and in the performance of work under a Work Statement issued hereunder.

13.2  Vesting of Rights. Developer hereby assigns to The Company, its
      -----------------
successors, and assignees, all Inventions, together with the e right to seek protection by obtaining patent rights therefore and to claim all rights or priority there under, and the same shall become and remain The Company's property regardless of whether such protection is sought. Developer shall promptly make a complete written disclosure to The Company of each Invention not otherwise clearly disclosed to The Company in the pertinent Deliverables; specifically pointing out features or concepts that Developer believes to be new or different. Developer shall, upon The Company's request and at the Company's expense; cause patent applications to be filed

                                       7.

thereon, through solicitors designated by The Company, and shall forthwith sign all such applications over to The Company, its successors, and assignees. Developer shall give The Company and its solicitors all the reasonable assistance in connection with the preparation and prosecution of any such patent applications and shall cause to be executed all such assignments or other instruments or documents as The Company may consider necessary or appropriate to carry out the intent of the Agreement.

13.3  Avoidance of Infringement   in performing services under this Agreement,
      -------------------------
Developer agrees to avoid designing or developing any items that infringe one or more patents or other intellectual property rights of any third party. If Developer becomes aware of any such possible infringement in the course of performing work under any Work Statement issued hereunder, Developer shall immediately so notify The Company in writing.

14.   Confidentiality
      ---------------

14.1  No Confidentiality Information of Developer It is understood and agreed
      -------------------------------------------
that The Company does not wish to receive from Developer any confidential information of Developer or of any third party Developer represents and warrants that any information provided to The Company in the course of entering into this Agreement or any Work Statement or performing work under any Work Statement issued hereunder shall not be confidential or proprietary to Developer.

14.2  Confidential Information of the Company   Developer acknowledges that from
      ---------------------------------------
time to time The Company may provide its own confidential business and technical information to Developer in connection with this Agreement, including the work to be performed by Developer under Work Statements issued hereunder. Developer agrees that it will not use such confidential information for any purpose except as necessary to perform work under the Work Statements issued hereunder, and that it will not disclose any such information to any person unless a disclosure is authorized by The Company in writing. At no time, without the prior written consent of The Company, will Developer use, copy and/or disclose to any third party, license, transfer or otherwise exploit the Deliverables of any specification hereof unless and until they become public knowledge through no fault of developer. Further, Developer will maintain the confidentiality of the agreement and of the fact that The Company is pursuing development of the Deliverables. Developer shall use its best efforts to prohibit any use or disclosure of The Company's confidential information.

15.   Non Competition
      ---------------

Developer shall not compete with The Company and/or will not cooperate with any party that competes with The Company in connection with that development, marketing and/or distribution of any product similar to the Deliverables during a period of this Agreement and for a period of 3 years from its termination for any reason whatsoever. Notwithstanding any other section herein, it is expressly stated that

                                       8.

The Company shall have the right to employ any employee and/or subcontractor of The Company, without limitation.

16.  Agreements with Employees and Subcontractors
     --------------------------------------------

Developer shall obtain and maintain in effect written agreements with each of it employees and subcontractors who participate in any of the Developer's work under any Work Statements issued hereunder. Such agreements shall contain terms sufficient for Developer to comply with all provisions of the Agreement and to support all grants and assignments of rights and ownership hereunder. Such agreements also shall impose an obligation of confidence on such employees and subcontractors with respect to The Company's confidential information.

17.  Representations and Warranties
     ------------------------------

Developer makes the following representations and warranties for the benefit of The Company, as a present and ongoing affirmation of facts in existence at all times when this Agreement or any Work Statement issued hereunder is in effect:

17.1   No Conflict   The Company represents and warrants that it is under no
       -----------
obligation or restriction, nor will it assume any such obligation or restriction, that does or would in any way interfere or conflict with, or that doe or would present a conflict of interest, concerning the work to be performed by Developer under this Agreement and each Work Statement issued hereunder.

17.2  Ownership Rights   Developer represents and warrants that (1) except as
      ----------------
provided in Section 12.4 hereof with respect to certain identified preexisting works licensed to The Company, it is and will be the sole author of all works employed by Developer in preparing for any and all Deliverables; (2) it has and will have full and sufficient right to assign or grant the rights and/or licenses granted in the Deliverables pursuant to this Agreement; (3) all Deliverables, including all preexisting works addressed in Section 12.4 hereof, have not been and will not be published under circumstances that would cause a loss of copyright therein; and (4) all Deliverables, including all preexisting works addressed in Section 12.4 hereof, do not and will not infringe on any patents, copyrights, trademarks, or other intellectual property rights (including trade secrets), privacy or similar rights of any third party , nor has any claim (whether or not embodied in an action, past or present) of such infringement been threatened or asserted, nor is such a claim pending, against Developer (or, insofar as Developer is aware, any entity from which Developer has obtained such rights).

17.3   Expertise, Conformity, Performance, and Compliance  Developer represnets
       --------------------------------------------------
and warrants (1) that it possesses the skill and expertise needed to perform its obligations according to this Agreement and Work Statements relating thereto;
(2) that all Deliverables shall be prepared in a workmanlike manner and with professional diligence and skill; (3) that all Deliverables will conform to the specifications and functions set forth in the Work Statement issued hereunder in compliance with applicable law.

                                       9.

18.  Term and Termination
     --------------------

18.1  Term and Agreement   This Agreement shall be effective upon the date
      ------------------
specified at the beginning hereof and shell remain in force until otherwise terminated by either of the parties, due to default by either of the parties that was not amended within 30 days as of the date notice of such default has been served to it or upon the election of either party provided a 60 day prior notice is submitted as set in section 18.3 below.

18.2  Termination of Work Statements   The Company may, at its sole option,
      ------------------------------
terminate any or all Work Statements outstanding, or any portion thereof, upon 15 days' written notice. Upon receipt of notice of such termination, Developer shall inform The Company of the extent to which performance has been completed through such date, and collect and deliver to The Company. Developer shall be paid for all work performed through the date of termination, provided that such payment shall not be greater than the payment that would have become due if work had been completed. Developer may not terminate any Work Statement once Developer has entered into such a Work Statement.

18.3  Termination of Agreement.    Either party may terminate this Agreement
      ------------------------
upon not less than 60 days' notice to the other party. However, this Agreement shall continue to remain in effect with respect to any Work Statement already issued hereunder until such other Work Statement is itself terminated and/or performance there under is completed.

18.4  Survival    In the event of any termination of this Agreement, Sections
      --------
7,8,9 and 10 through 20 hereof shall survive and continue in effect and shall inure to the benefit of and be binding upon the parties and their legal representatives, heirs, successors and assignees.

19.  Indemnification
     ---------------

Each party will indemnify, defend and hold the other party harmless against any and all liabilities (including without limitation, attorney's fees) and costs related to any actual or threatened claim, demand or suit resulting by the breach of its undertakings according to this agreement and without derogating from the above, Developer shall indemnify and hold The Company harmless against an7y claim that the Deliverables or any part thereof infringe any proprietary right of any third party.

20.  Miscellaneous
     -------------

20.1  Force Majeure..   Either party shall be excused from delays in performing
      -------------
or from its failure to perform hereunder to the extent that such delays or failures result from causes beyond the reasonable control of such party must act diligently to remedy the cause of such delay or failure.

20.2  No Agency   Developer, in rendering performance under Work Statements
      ---------
issued hereunder from time to time, is acting solely as an independent contractor. The Company does not undertake by this Agreement or otherwise to perform any obligation of Developer, whether by regulation or contract. In no way is Developer to be construed as the agent or any Work Statements issued hereunder notwithstanding.

                                      10.


20.3  Multiple Counterparts   This Agreement may be executed in several
      ---------------------
counterparts, all of which taken together shall constitute one single agreement between the parties.

20.4  Section Headings; Exhibits.    The section and subsection headings used
      --------------------------
herein are for reference and convenience only, and shall not enter into the interpretation hereof. The exhibits referred to herein and attached hereto, or to be attached hereto, including all Work Statements issued hereunder from time to time, are incorporated herein to the same extent as if set forth in full herein.

20.5  Required Approvals where agreement, approval, acceptance, or consent by
      ------------------
either party is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

20.6  No Waiver  No delay or omission by either party hereto to exercise any
      ---------
right or power occurring upon any noncompliance or default by the other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other shall not be construed to be a waiver of any of any succeeding breach thereof or of any covenant, conditions, or agreement herein con. Unless stated otherwise, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

20.7  Authority of Developer    has the sole right and obligation to supervise,
      ----------------------
manage, contract, direct, procure, perform, or cause to be performed all work to be carried out by Developer hereunder unless otherwise provided herein.

20.8  Settlement of Disputes; Arbitration ; Governing Law   In the event of an
      ---------------------------------------------------
occurrence of any dispute of disagreement , the parties shall first exert their best efforts in good faith to resolve the matter amicably between themselves as
provided for in this Section.   Within 30 days after written demand by either
party, the parties shall each designate a representative from among those personnel acquainted with the work involved who shall discuss and attempt to resolve the dispute or disagreement at the offices of The Company, or such other place agreeable to the Parties. If a resolution has not been reached within 30 days from the date on which the written demand for such working-level discussions was originally made, then the Parties shall be required to proceed with binding arbitration, under the rules of the American Arbitration Association, and a sole, neutral arbitrator shall be agreed by the parties and if not agreed, shall be designated by the said association. The award of such arbitration shall be binding upon the parties. This Agreement shall be governed by and construed in accordance with the laws of New York, USA

20.9  Entire Agreement This Agreement and the exhibits annexed hereto, together
      ----------------
with the Work Statements issued from time to time hereunder, constitute the entire agreement between the parties. No

                                      11.

change, waiver, or discharge hereof shall be valid unless it is in writing and is executed by the party against whom such change, waiver, or discharge is sought to be enforced

20.10  Notices   Under this Agreement if one party is required to give notice
       -------
to the other, such notice shall be deemed given if mailed by mail, first class, postage prepaid, and addressed or transmitted by fax as follows:

If to The Company: as per the address on the contract;
If to the developer: as per the address on the contract.

20.11  Assignment.   Developer may not, without prior written consent of The
       ----------
Company, assign or transfer this Agreement or any obligation incurred hereunder. Any attempt to do so in contravention of this Section shall be void and of no force and effect. The Company shall have a right to transfer and/or assign its rights to this Agreement, in whole or in part, to any third party by providing notice to that effect to Developer.

IN WITNESS THEREOF, The Company and Developer have caused this Agreement to be signed and delivered by their duly authorized officers, all as of the date first hereinabove written.


/s/  Eugene Levitch                     /s/ Mikhail Gaponov
Contellation 3D Inc............         Collin Smith International Corp......
By: Eugene Levitch.............         By: Mikhail Gaponov..................
Title: CEO.....................         Title: President.....................